SGI Enhanced Core ETF
Schedule of Investments
November 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 73.0%
Money Market Funds - 73.0%	Shares	Value
Fidelity Government Cash Reserves, 1.00% (a)	23,702,161	$23,702,161
First American Government Obligations Fund - Class X, 4.56% (a)	4,345,426	4,345,426
JPMorgan Liquid Assets Money Market Fund - Class I, 4.60% (a)	25,975	25,975
PIMCO Government Money Market Fund - Class M (a)	23,721,595	23,721,595
T Rowe Price US Treasury Money Fund, Inc. - Class I, 4.37% (a)	46,074	46,074
Vanguard Federal Money Market Fund - Class I, 4.57% (a)	34,629,971	34,629,971
Vanguard Treasury Money Market Fund - Class I, 4.56% (a)	34,633,167	34,633,167
TOTAL SHORT-TERM INVESTMENTS (Cost $121,104,369)		121,104,369

TOTAL INVESTMENTS - 73.0% (Cost $121,104,369)		121,104,369
Other Assets in Excess of Liabilities - 27.0%		44,793,814
TOTAL NET ASSETS - 100.0%		$165,898,183
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

SGI Enhanced Core ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$121,104,369	$–	$–	$121,104,369
Total Investments	$121,104,369	$–	$–	$121,104,369

Refer to the Schedule of Investments for further disaggregation of investment categories.